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                                   Exhibit 32

                            CERTIFICATION PURSUANT TO
            RULE 13a-14(1) OR RULE 15d-14(b) AND 18 U.S.C. SEC. 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Endeavor Energy Corporation, (the "Company") on Form 10-QSB for the quarter ended June 30, 2007 as filed with the Securities Exchange Commission on the date hereof (the "Report"), I, Cameron King, Chief Executive Officer and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the company.


Date:   August 16, 2007                     /s/ Cameron King
                                            ------------------------------------
                                            Chief Executive Officer and
                                            Chief Financial Officer

















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